UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2007
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3473 (Commission File Number)	95-0862768 (IRS Employer Identification No.)

300 Concord Plaza Drive San Antonio, Texas (Address of principal executive offices)		78216-6999 (Zip Code)

(210) 828-8484 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Second Amendment to Employment Agreement
Press Release
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
On June 8, 2007, the Employment Agreement for Gregory A. Wright was amended. The Second Amendment to Employment Agreement (the “Agreement”) between Tesoro Corporation (the “Company”) and Mr. Wright reflects the promotion from Executive Vice President and Chief Financial Officer to Executive Vice President and Chief Administrative Officer and eliminates the tax gross-up for certain fee reimbursements. The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On June 8, 2007, the Company issued a press release announcing that the Company’s Board of Directors had named Gregory A. Wright Executive Vice President and Chief Administrative Officer. Prior to his new role, Mr. Wright held the position of Chief Financial Officer since 2000.
On June 8, 2007 in a separate press release, the Company announced that the Company’s Board of Directors had elected Otto C. Schwethelm as Vice President, Chief Financial Officer, reporting to newly appointed Chief Administrative Officer. Prior to his new assignment, Mr. Schwethelm had served as Vice President, Finance and Treasurer beginning in March 2006. He served as Vice President and Controller from February 2003 to March 2006 and as Vice President and Operations Controller from September 2002 to February 2003. From December 2001 to September 2002, Mr. Schwethelm served as Vice President, Shared Services of Tesoro Petroleum Companies, Inc.
These press releases are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.
9.01 Financial Statements and Exhibits.
(c) Exhibits.

10.1	Second Amendment to Employment Agreement between the Company and Gregory A. Wright dated as of June 8, 2007.

99.1	Press release issued on June 8, 2007 by Tesoro Corporation related to Gregory A. Wright.

99.2	Press release issued on June 8, 2007 by Tesoro Corporation related to Otto C. Schwethelm.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 8, 2007

TESORO CORPORATION

By:	/s/ GREGORY A. WRIGHT

Gregory A. Wright
Executive Vice President
and Chief Administrative Officer

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Index to Exhibits

Exhibit Number	Description

10.1	Second Amendment to Employment Agreement between the Company and Gregory A. Wright dated as of June 8, 2007.

99.1	Press Release issued on June 8, 2007 by Tesoro Corporation related to Gregory A. Wright.

99.2	Press Release issued on June 8, 2007 by Tesoro Corporation related to Otto C. Schwethelm.

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